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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 14, 2001



                                 FOREST OIL CORPORATION
                  (Exact name of registrant as specified in charter)


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
       New York                      1-13515                     25-0484900
 (State or other juris-            (Commission                 (IRS Employer
diction of incorporation)          file number)               Identification No.)
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           2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
                  (Address of principal executive offices)          (Zip Code)

           Registrant's telephone number, including area code: (303) 812-1400
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

            (99.1) Forest Oil Corporation press release announcing updates to the production forecast for the first quarter 2001.


ITEM 9. REGULATION FD DISCLOSURE

        In accordance with General Instruction B.2. of Form 8-K, the following information, including exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

        For information regarding this item, please refer to Exhibit 99.1 hereto, which is incorporated herein by reference.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FOREST OIL CORPORATION
                                                  (Registrant)


Dated: March 16, 2001                       By: /s/ Joan C. Sonnen
                                               --------------------------------
                                                Joan C. Sonnen
                                                Vice President - Controller and
                                                Chief Accounting Officer